                                                                 EXHIBIT 10.6



                                     LEASE:

                                625 Alaska Avenue
                           Torrance, California 90503

                                    LANDLORD:

                        Gateway Pacific Properties, Inc.,
                            a California corporation

                                     TENANT:

                          OBAGI Medical Products, Inc.,
                            a California corporation

                                TABLE OF CONTENTS

ARTICLE                                                                PAGE
      REFERENCE PAGE...............................................     II
1     USE AND RESTRICTIONS ON USE..................................      1
2     TERM.........................................................      1
3     RENT.........................................................      2
4     TAXES........................................................      2
5     SECURITY DEPOSIT.............................................      3
6     ALTERATIONS..................................................      3
7     REPAIR.......................................................      3
8     LIENS........................................................      4
9     ASSIGNMENT AND SUBLETTING....................................      4
10    INDEMNIFICATION..............................................      6
11    INSURANCE....................................................      6
12    WAIVER OF SUBROGATION........................................      6
13    SERVICES AND UTILITIES.......................................      6
14    HOLDING OVER.................................................      7
15    SUBORDINATION................................................      7
16    REENTRY BY LANDLORD..........................................      7
17    DEFAULT......................................................      7
18    REMEDIES.....................................................      8
19    TENANT'S BANKRUPTCY OR INSOLVENCY............................      9
20    QUIET ENJOYMENT..............................................     10
21    DAMAGE BY FIRE, ETC..........................................     10
22    EMINENT DOMAIN...............................................     11
23    SALE BY LANDLORD.............................................     12
24    ESTOPPEL CERTIFICATE.........................................     12
25    SURRENDER OF PREMISES........................................     12
26    NOTICES......................................................     13
27    TAXES PAYABLE BY TENANT......................................     13
28    DEFINED TERMS AND HEADINGS...................................     13
29    TENANT'S AUTHORITY...........................................     13
30    COMMISSIONS..................................................     13
31    TIME AND APPLICABLE LAW......................................     14
32    SUCCESSORS AND ASSIGNS.......................................     14
33    ENTIRE AGREEMENT.............................................     14
34    EXAMINATION NOT OPTION.......................................     14
35    RECORDATION..................................................     14
36    AUTHORIZATION OF FINANCIAL INFORMATION.......................     14
37    LANDLORD'S CONSENT...........................................     14
38    TENANT'S PROPORTIONATE SHARE.................................     15
39    SCHEDULE OF RENTS............................................     15
40    LIMITATION OF LANDLORD'S LIABILITY...........................     15

      ADDENDUM 1
      EXHIBIT A-PREMISES
      EXHIBIT B-INITIAL ALTERATIONS
      EXHIBIT C-RULES AND REGULATIONS
      EXHIBIT D-SIGN SPECIFICATIONS
      EXHIBIT E-HAZARDOUS WASTE MATERIALS (RIDER)
      EXHIBIT F-CONTINUING LEASE GUARANTEE (CORPORATE)

                       SINGLE TENANT NET INDUSTRIAL LEASE
                                 REFERENCE PAGE

BUILDING:                          625 Alaska Avenue, Torrance, CA 90503

LANDLORD:                          Gateway Pacific Properties, Inc., a California corporation

LANDLORD'S ADDRESS:                1630 South Sunkist Street, Suite A, Anaheim, CA 92806

TENANT:                            OBAGI Medical Products, Inc., a California corporation

TENANT'S ADDRESS:                  625 Alaska Avenue, Torrance, CA 90503

LEASE REFERENCE DATE:              June 30, 1999

PREMISES:                          625 Alaska Avenue, Torrance, CA (See Exhibit "A" for outline of Premises, attached hereto and incorporated herein by refrence).

PREMISES RENTABLE AREA:            approximately 65,519 square feet

USE:                               Light manufacturing for parts and supply of artificial limbs and orthopedic equipment.

SCHEDULED COMMENCEMENT DATE:       January 1, 2000

TERMINATION DATE:                  December 31, 2004

TERM OF LEASE:                     Five (5) years beginning on the Commencement Date and ending on the
                                   Termination Date (unless sooner terminated pursuant to this Lease.)

INITIAL ANNUAL BASE RENT
(Article 3):                       $472,732.00 (See also Article 39, "SCHEDULE OF RENTS.")

INITIAL MONTHLY INSTALLMENT OF
ANNUAL RENT (Article 3):           $39,311.00 (See also Article 39, "SCHEDULE OF RENTS.")

TENANT'S PROPORTIONATE SHARE:       CAM Project: 100.00%, Taxes: 100.00% Insurance: 100.00%
(Article 38)
REAL ESTATE BROKER DUE COMMISSION: Not applicable.

SECURITY DEPOSIT:                  $48,288.00 (See also Article , "SECURITY DEPOSIT")

ASSIGNMENT/SUBLETTING FEE:         $500.00

CORPORATE GUARANTOR:               Mandarin Partners, LLC, a Delaware limited liability company

The Reference Page information is incorporated into and made part of the Lease. In the event of any conflict between any Reference Page information and this Lease, this Lease shall control. The Lease includes Addendum 1 and Exhibits "A" through "F", all of which are made a part hereof.

LANDLORD: Gateway Pacific Properties, Inc. TENANT: OBAGI Medical Products, Inc.,
          a California corporation                 a California corporation

BY:       RREEF MANAGEMENT COMPANY,
          a Delaware Corporation           By:   \s\ Phillip J. Rose
                                                 -------------------
                                           Name:  Phillip J. Rose
                                                 -------------------
                                           Title: President and CEO
                                                 -------------------
By:       \s\ Michael Kent                 Dated: 11-15-99
          ----------------                       -------------------
Name:     Michael Kent
Title:    Regional Manager
                                           By:    \s\ Joseph W. Sortais
                                                  ---------------------
Dated:    11/18/99                         Name:  Joseph W. Sortais
          --------                                ---------------------
                                           Title: Vice President and CFO
                                                  ---------------------
Address:  1630 South Sunkist Street,
          Suite A                          Dated: 11/17/99
          Anaheim, CA 92806                       ---------------------
                                         Address: 310 Golden Shore
Telephone:  (714)634-4664                         Long Beach, CA 90802
                                                  ---------------------
Facsimile:  (714) 634-2680                         562-628-1007
                                                  ---------------------

                                     LEASE

      By this Lease Londlord leases to Tenant and Tenant leases from Landlord the Building as set forth and described on the Reference Page (the "Premises"). The Reference Page, including all terms defined thereon, is incorporated as part of this Lease.

1.  USE AND RESTRICTIONS ON USE.

The Premises are to be used solely for the purposes stated on the Reference Page. Tenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building or injure, annoy, or disturb them or allow the Premises to be used for any improper, immoral, unlawful, or objectionable purpose. Tenant shall not do, permit or suffer in, on, or about the Premises the sale of any alcoholic liquor without the written consent of Landlord first obtained, or the commission of any waste. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises and its occupancy and shall promptly comply with all governmental orders and directions for the correction, prevention and abatement of any violations in or upon, or in connection with, the Premises, all at Tenant's sole expense. Tenant shall not do or permit anything to be done on or about the Premises or bring or keep anything into the Premises which will in any way increase the rate of, invalidate or prevent the procuring of any insurance protecting against loss or damage to the Building or any of its contents by fire or other casualty or against liability for damage to property or injury to persons in or about the Building or any part thereof.

      1.1 Tenant shall not, and shall not direct, suffer or permit any of its agents, contractors, employees, licensees or invitees to at any time handle, use, manufacture, store or dispose of in or about the Premises or the Building any (collectively "Hazardous Materials") flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives or any substance subject to regualtion by or under any federal, state and local laws and ordinances relating to the protection of the environment or the keeping, use or disposition of environmentally hazardous materials, substances, or wastes, presently in effect or hereafter adopted, all amendments to any of them, and all rules and regulations issued pursuant to any of such laws or ordinances (collectively "Environmental Laws"), nor shall Tenant suffer or permit any Hazardous Materials to be used in any manner not fully in compliance with all Environmental Laws, in the Premises or the Building and appurtenant land or allow the environment to become contaminated with any Hazardous Materials. Notwithstanding the foregoing, and subject to Landlord's prior consent, Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials (such as aerosol cans containing insecticides, toner for copiers, paints, paint remover and the like) to the extent customary and necessary for the use of the Premises for general office purposes; provided that Tenant shall always handle, store, use, and dispose of any such Hazardous Materials in a safe and lawful manner and never allow such Hazardous Materials to contaminate the Premises, Building and appurtenant land or the environment. Tenant shall protect, defend, indemnify and hold each and all of the Landlord Entities (as defined in Article 28) harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of any actual or asserted failure of Tenant to fully comply with all applicable Environmental Laws, or the presence, handling, use or disposition in or from the Premises of any Hazardous Materials (even though permissible under all applicable Environmental Laws or the provisions of this Lease), or by reason of any actual or asserted failure of Tenant to keep, observe, or perform any provision of this Section 1.1 except Tenant shall have no obligation or liability of Hazardous Materials caused by Landlord or third parties other than Tenant's agents, contractors, or invitees.

2.  TERM.

      2.1 The Term of this Lease shall begin on the date ("Commencement
Date") which shall be the later of the Scheduled Commencement Date as shown on the Reference Page and the date that Landlord shall tender possession of the Premises to Tenant. Landlord shall tender possession of the Premises with all the work, if any, to be performed by Landlord pursuant to Exhibit B to this Lease substantially completed. Tenant shall deliver a punch list of items not completed within 30 days after Landlord tenders possession of the Premises and Landlord agrees to proceed with due diligence to perform its obligations regarding such items. Landlord and Tenant shall execute a memorandum setting forth the actual Commencement Date and Termination Date.

            2.1.1 Tenant agrees that in the event of the inability of Landlord to deliver possession of the Premises on the Scheduled Commencement Date, Landlord shall not be liable for any damage resulting from such inability, but Tenant shall not be leable for any rent until the time when Landlord can, after notice to Tenant, deliver possession of the Premises to Tenant. No such failure to give possession on the Scheduled Commencement Date shall affect the other obligations of Tenant under this Lease, except that if Landlord is unable to deliver possession of the Premises within one hundred twenty (120) days of the Scheduled Commencement Date (other than as a result of strikes, shortages of materials, or similar matters beyond the reasonable control of Landlord and Tenant is notified by Landlord in writing as to such delay), Tenant shall have the option to terminate this Lease unless said delay is as a result of: (a) Tenant's failure to agree to plans and specifications; (b) Tenant's request for materials, finishes or installations other than Landlord's standard except those, if any, that Landlord shall have expressly agreed to furnish without extension of time agreed by Landlord; (c) Tenant's change in any plans or specifications; or, (d) performance or completion by a party employed by Tenant. If any delay is the result of any of the foregoing, the Commencement Date and the payment of rent under this Lease shall be accelerated by the number of days of such delay.

      2.2 In the event Landlord shall permit Tenant to occupy the Premises prior to the Commencement Date, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the Termination Date.

3.  RENT.

      3.1 Tenant agrees to pay to Landlord the Annual Rent in effect from time to time by paying the Monthly Installment of Rent then in effect on or before the first day of each full calendar month during the Term, except that the first month's rent shall be paid upon the execution of this Lease. The Monthly Installment of Rent in effect at any time shall be one-twelfth of the Annual Rent in effect at such time. Rent for any period during the Term which is less than a full month shall be a prorated portion of the Monthly Installment of Rent based upon a thirty (30) day month. Said rent shall be paid to Landlord, without deduction or offset and without notice or demand, at the Landlord's address, as set forth on the Reference Page, or to such other person or at such other place as Landlord may from time to time designate in writing.

      3.2 Tenant recognizes that late payment of any rent or other sum due under this Lease will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefore agrees that if rent or any other sum is not paid within five (5) days, when due and payable pursuant to this Lease, a late charge shall be imposed in an amount equal to the greater of:
(a) Fifty Dollars ($50.00), or (b) a sum equal to five percent (5%) per month of the unpaid rent or other payment. The amount of the late charge to be paid by Tenant shall be reassessed and added to Tenant's obligation for each successive monthly period until paid. The provisions of this Section 3.2 in no way relieve Tenant of the obligation to pay rent or other payments on or before the date on which they are due, nor do the terms of this Section 3.2 in any way affect Landlord's remedies pursuant to Article 18 in the event said rent or other payment is unpaid after date due.

4.  TAXES.

      4.1 Tenant shall pay as additional rent all Taxes incurred on the Building during the Term. Taxes shall be defined as real estate taxes and any other taxes, charges and assessments which are levied with respect to the Building or the land appurtenant to the Building, or with respect to any improvements, fixtures and equipment or other property of Landlord, real or personal, located in the Building and used in connection with the operation of the Building and said land, any payments to any ground lessor in reimbursement of tax payments made by such lessor; and all fees, expenses and costs incurred by Landlord in investigating, protesting, contesting or in any way seeking to reduce or avoid increase in any assessments, levies or the tax rate pertaining to any Taxes to be paid by Landlord in any Lease Year. Taxes shall not include any corporate franchise, or estate, inheritance or net income tax, or tax imposed upon any transfer by Landlord of its interest in this Lease or the Building.

      4.2 Prior to the actual determination thereof, Landlord may from time to time reasonably estimate Tenant's liability for Taxes under Section 4.1, Article 6 and Article 27 for the lease year or portion thereof. Landlord will give Tenant written notification of the amount of such estimate and Tenant agrees that it will pay, by increase of its Monthly Installments of Rent due in such lease year, additional rent in the amount of such estimate. Any such increased rate of Monthly Installments of Rent pursuant to this Section 4.2 shall remain in effect until further written notification to Tenant pursuant hereto.

      4.3 When the above mentioned actual determination of Tenant's liability for Taxes is made in any lease year and when Tenant is so notified in writing, then:

          4.3.1 If the total additional rent Tenant actually paid pursuant to
Section 4.2 is more than Tenant's liability for Taxes, then Landlord shall credit the difference against the then next due payments to be made by Tenant under this Article 4.

      4.4 If the Commencement Date is other than January 1 or if the Termination Date is other than December 31, Tenant's liability for Taxes for the year in which said Date occurs shall be prorated based upon a three hundred sixty-five
(365) day year.

      4.5 Even though the Term has expired and Tenant has vacated the premises, when the final determination is made of Tenant's liability for Taxes for the year in which the Lease terminated, Tenant shall pay any difference due over the estimated Taxes paid; and conversely any overpayment, less any amounts due Landlord under this Lease, shall be rebated to Tenant.

5.  SECURITY DEPOSIT.

Tenant shall deposit the Security Deposit with Landlord upon the execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all the terms, covenants and conditions of this Lease to be kept and performed by Tenant and not as an advance rental deposit or as a measure of Landlord's damage in case of Tenant's default. If Tenant defaults with respect to any provision of this Lease, Landlord may use any part of the Security Deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of Tenant's default. If any portion is so used, Tenant shall within five (5) days after written demand therefor, deposit with Landlord an amount sufficient to restore the Security Deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Except to such extent, if any, as shall be required by law, Landlord shall not be required to keep the Security Deposit separate from its general funds, and Tenant shall not be entitled to interest on such deposit. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, the Security Deposit or any balance thereof shall be returned to Tenant within sixty (60) days after termination of this Lease and all of Tenant's obligations under this Lease have been fulfilled.

6.  ALTERATIONS.

      6.1 Except for those, if any, specifically provided for in Exhibit B to this Lease, or nonstructural, nonbuilding systems alterations of less than $10,000.00 provided Tenant gives Landlord twenty (20) days' Notice before commencement of any work, Tenant shall not make or suffer to be made any alterations, additions, or improvements, including, but not limited to, the attachment of any fixtures or equipment in, on, or to the Premises or any part thereof or the making of any improvements as required by Article 7, without the prior written consent of Landlord. When applying for such consent, Tenant shall, if requested by Landlord, furnish complete plans and specifications for such alterations, additions and improvements.

      6.2 In the event Landlord consents to the making of any such alteration, addition or improvement by Tenant, the same shall be made using Landlord's contractor (unless Landlord agrees otherwise) at Tenant's sole cost and expense. If Tenant shall employ any Contractor other than Landlord's Contractor and such other Contractor or any Subcontractor of such other Contractor shall employ any non-union labor or supplier, Tenant shall be responsible for and hold Landlord harmless from any and all delays, damages and extra costs suffered by Landlord as a result of any dispute with any labor unions concerning the wage, hours, terms or conditions of the employment of any such labor. In any event Landlord may charge Tenant a reasonable charge to cover its overhead as it relates to such proposed work.

      6.3 All alterations, additions or improvements proposed by Tenant shall be constructed in accordance with all government laws, ordinances, rules and regulations and Tenant shall, prior to construction, provide the additional insurance required under Article 11 in such case, and also all such assurances to Landlord, including but not limited to, waivers of lien, surety company performance bonds and personal guaranties of individuals of substance as Landlord shall require to assure payment of the costs thereof and to protect Landlord and the Building and appurtenant land against any loss from any mechanic's, materialmen's or other liens.

      6.4 All alterations, additions, and improvements in, on, or to the Premises made or installed by Tenant, including carpeting, shall be and remain the property of Tenant during the Term but, excepting furniture, furnishings, movable partitions of less than full height from floor to ceiling and other trade fixtures, shall become a part of the realty and belong to Landlord without compensation to Tenant upon expiration or sooner termination of the Term, at which time title shall pass to Landlord under this Lease as by a bill of sale, unless Landlord elects otherwise. Upon such election by Landlord, Tenant shall upon demand by Landlord, at Tenant's sole cost and expense, forthwith and with all due diligence remove any such alterations, additions or improvements which are designated by Landlord to be removed, and Tenant shall forthwith and with all due diligence, at its sole cost and expense, repair and restore the Premises to their original condition, reasonable wear and tear and damage by fire or other casualty excepted. With respect to any alterations, additions, or improvements for which Landlord's consent is required under this Article, Tenant is not required to remove such alterations, additions, or improvements upon the expiration or sooner termination of the Term unless Landlord has notified Tenant at the time of Landlord's consent that such removal is required.

      6.5 Tenant shall pay in addition to any sums due pursuant to Article 4, any increase in real estate taxes attributable to any such alteration, addition or improvement for so long, during the Term, as such increase is ascertainable; at Landlord's election said sums shall be paid in the same way as sums due under
Article 4.

7.  REPAIR.

      7.1 Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises, except that Landlord shall repair and maintain the exterior walls and foundation at its sole cost and expense and shall maintain the roof subject to Tenant's reimbursement and as specified in Exhibit B if attached to this Lease. By taking possession of the Premises, Tenant accepts them as being in good order, condition and repair and in the condition in which Landlord is obligated to deliver them. It is hereby understood and agreed that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant, except as specifically set forth in this Lease. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice of the need of such repairs or maintenance is given to Landlord by Tenant.

      7.2 Tenant shall (except for Landlord's obligations set forth in Section 7.1) at its own cost and expense keep and maintain all parts of the Premises in good condition, promptly making all necessary repairs and replacements, whether structural or non-structural, ordinary or extraordinary, with materials and workmanship of the same character, kind and quality as the original (including, but not limited to, repair and replacement of all fixtures installed by Tenant, water heaters serving the Premises, windows, glass and plate glass, doors, exterior stairs, skylights, any special office entries, interior walls and finish work, floors and floor coverings, heating and air conditioning systems, electrical systems and fixtures, sprinkler systems, dock boards, truck doors, dock bumpers, parking lots, driveways, landscaping, rail tracks serving the Premises, plumbing work and fixtures, and performance of regular removal of trash and debris). Tenant as part of its obligations hereunder shall keep the Premises in a clean and sanitary condition. Tenant will, as far as possible keep all such parts of the Premises from deterioration due to ordinary wear and from falling temporarily out of repair, and upon termination of this Lease in any way Tenant will yield up the Premises to Landlord in good condition and repair, loss by fire or other casualty excepted (but not excepting any damage to glass).

      7.3 Except as provided in Article 21, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements in or to any portion of the Building or the Premises or to fixtures, appurtenances and equipment in the Building. Tenant's rent shall be abated only in the event Tenant is denied access to the Premises for in excess of 25 continuous days as a result of Landlord's repairs, alterations or improvements.

      7.4 Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor approved by Landlord for servicing all heating and air conditioning systems and equipment serving the Premises (and a copy thereof shall be furnished to Landlord). The service contract must include all services suggested by the equipment manufacturer in the operation/maintenance manual and must become effective within thirty (30) days of the date Tenant takes possession of the Premises. Landlord may, upon notice to Tenant, enter into such a maintenance/service contract on behalf of Tenant, or perform the work and in either case, charge Tenant the cost thereof along with a reasonable amount for Landlord's overhead.

      7.5 Tenant hereby waives and releases its right to make repairs at Landlord's expense under Section 1941 and 1942 of the California Civil Code and its right to terminate the Lease under Section 1932(1) of the California Civil Code or under any similar law, statute or ordinance now or hereafter in effect.

8. LIENS.

Tenant shall keep the Premises, the Building and appurtenant land and Tenant's leasehold interest in the Premises free from any liens arising out of any services, work or materials performed, furnished, or contracted for by Tenant, or obligations incurred by Tenant. In the event that Tenant shall not, within ten (10) days following the imposition of any such lien, either cause the same to be released of record or provide Landlord with insurance against the same issued by a major title insurance company or such other protection against the same as Landlord shall accept, Landlord shall have the right to cause the same to be released by such means as it shall deem proper, including payment of the claim giving rise to such lien. All such sums paid by Landlord and all expenses incurred by it in connection therewith shall be considered additional rent and shall be payable to it by Tenant on demand. Landlord shall have the right at all times to post and keep posted on the Premises any notices permitted or required by law, or that Landlord shall deem proper, for the protection of Landlord, the Premises, the Building, and any other party having an interest therein, from mechanics' and materialmen's liens, and Tenant shall give to Landlord at least five business days' prior notice of commencement of any construction on the Premises.

9. ASSIGNMENT AND SUBLETTING.

      9.1 Tenant shall not have the right to assign or pledge this Lease or to sublet the whole or any part of the Premises whether voluntarily or by operation of law, or permit the use or occupancy of the Premises by anyone other than Tenant, and shall not make, suffer or permit such assignment, subleasing or occupancy without the prior written consent of Landlord, and said restrictions shall be binding upon any and all assignees of the Lease and subtenants of the Premises. In the event Tenant desires to sublet, or permit such occupancy of, the Premises, or any portion thereof, or assign this Lease, Tenant shall give written notice thereof to Landlord at least Forty-five (45) days but no more than one hundred eighty (180) days prior to the proposed commencement date of such subletting or assignment, which notice shall set forth the name of the proposed subtenant or assignee, the relevant terms of any sublease or assignment and copies of financial reports and other relevant financial reports and other relevant financial information of the proposed subtenant or assignee. Tenant shall have the right to assign this Lease or sublet a portion of the Premises without Landlord's consent (and without being subject to Landlord's right to recapture) to any subsidiary or parent corporation of Tenant, to United States Manufacturing Company, LLC or Polar Vision, provided Mandarin Partners, LLC, owns in excess of fifty percent (50%) of the voting securities, or to any other company in which Mandarin Partners, LLC owns in excess of fifty percent (50%) of voting securities.

      9.2 Notwithstanding any assignment or subletting, permitted or otherwise, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent specified in this Lease and for com-pliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default, if the Premises or any part of them are then assigned or sublet, Landlord, in addition to any other remedies provided in this Lease or provided by law, may, at its option, collect directly from such assignee or subtenant all rents due and becoming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant under this Lease, and no such collection shall be construed to constitute a novation or release of Tenant from the further performance of Tenant's obligations under this Lease.

      9.3 In addition to Landlord's right to approve of any subtenant or assignee, Landlord shall have the option, in its sole discretion, in the event of any proposed subletting or assignment, to terminate this Lease, or in the case of a proposed subletting of less than the entire Premises, to recapture the portion of the Premises to be sublet, as of the date the subletting or assignment is to be effective. The option shall be exercised, if at all, by Landlord giving Tenant written notice given by Landlord to Tenant within sixty
(60) days following Landlord's receipt of Tenant's written notice as required above. If this Lease shall be terminated with respect to the entire Premises pursuant to this Section, the Term of this Lease shall end on the date stated in Tenant's notice as the effective date of the sublease or assignment as if that date had been originally fixed in this Lease for the expiration of the Term. If Landlord recaptures under this Section only a portion of the Premises, the rent to be paid from time to time during the unexpired Term shall abate proportionately based on the proportion by which the approximate square footage of the remaining portion of the Premises shall be less than that of the Premises as of the date immediately prior to such recapture. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Premises are recaptured pursuant to this Section 9.3 and rented by Landlord to the proposed tenant or any other tenant.

      9.4 In the event that Tenant sells, sublets, assigns or transfers this Lease, Tenant shall pay to Landlord as additional rent an amount equal to Seventy-five percent (75%) of any Increased Rent (as defined below) when and as such Increased Rent is received by Tenant. As used in this Section, "Increased Rent" shall mean the excess of (i) all rent and other consideration which Tenant is entitled to receive by reason of any sale, sublease, assignment or other transfer of this Lease, over (ii) the rent otherwise payable by Tenant under this Lease at such time and any commission payable by Tenant to a licensed real estate broker as a result of the assignment or sublease. For purposes of the foregoing, any consideration received by Tenant in form other than cash shall be valued at its fair market value as determined by Landlord in good faith.

      9.5 Notwithstanding any other provision hereof, Tenant shall have no right to make (and Landlord shall have the absolute right to refuse consent to) any assignment of this Lease or sublease of any portion of the Premises if at the time of either Tenant's notice of the proposed assignment or sublease or the proposed commencement date thereof, there shall exist any uncured default of Tenant or matter which will become a default of Tenant with passage of time unless cured; of if the proposed assignee or sublessee is an entity: (a) with which Landlord is already in negotiation as evidenced by the issuance of a written proposal; (b) is already an occupant of the Building unless Landlord is unable to provide the amount of space required by such occupant; (c) is a governmental agency; (d) is incompatible with the character of occupancy of the Building; or (e) would subject the Premises to a use which would: (i) involve increased personnel or wear upon the Building; (ii) violate any exclusive right granted to another tenant of the Building; (iii) require any addition to or modification of the Premises or the Building in order to comply with building code or other governmental requirements; or, (iv) involves a violation of
Section 1.2. Tenant expressly agrees that Landlord shall have the absolute right to refuse consent to any such assignment or sublease and that for the purposes of any statutory or other requirement of reasonableness on the part of Landlord such refusal shall be reasonable.

      9.6 Upon any request to assign or sublet, Tenant will pay to Landlord the Assignment/Subletting Fee plus, on demand, a sum equal to all of Landlord's costs, including attorney's fees, incurred in investigating and considering any proposed or purported assignment or pledge of this Lease or sublease of any of the Premises (which shall not exceed $1,000.00) regardless of whether Landlord shall consent to, refuse consent, or determine that Landlord's consent is not required for, such assignment, pledge or sublease. Any purported sale, assignment, mortgage, transfer of this Lease or subletting which does not comply with the provisions of this Article 9 shall be void.

      9.7 If Tenant is a corporation, partnership or trust, any transfer or transfers of or change or changes within any twelve month period in Fifty percent (50%) of the outstanding voting shares of the corporation, the general partnership interests in the partnership or the identity of the persons or entities controlling the activities of such partnership or trust resulting in the persons or entities owning or controlling a majority of such shares, partnership interests or activities of such partnership or trust at the beginning of such period no longer having such ownership or control shall be regarded as equivalent to an assignment of this Lease to the persons or entities acquiring such ownership or control and shall be subject to all the provisions of this Article 9 to the same extent and for all intents and purposes as though such as assignment.

10. INDEMNIFICATION.

None of the Landlord Entities shall be liable and Tenant hereby waives all claims against them for any damage to any property or any injury to any person in or about the Premises by or from any cause whatsoever (including without limiting the foregoing, rain or water leakage of any character from the roof, windows, walls, basement, pipes, plumbing works or appliances, the Premises not being in good condition or repair, gas, fire, oil, electricity or theft), except to the extent caused by or arising from the gross negligence or willful misconduct of Landlord or its agents, employees or contractors. Tenant shall protect, indemnify and hold the Landlord Entities harmless from and against any and all loss, claims, liability or costs (including court costs and attorney's fees) incurred by reason of (a) any damage to any property (including but not limited to property of any Landlord Entity) or any injury (including but not limited to death) to any person occurring in, on or about the Premises to the extent that such injury or damage shall be caused by or arise from any actual or alleged act, neglect, fault, or omission by or of Tenant, its agents, servants, employees, invitees, or visitors to meet any standards imposed by any duty with respect to the injury or damage; (b) the conduct or management of any work or thing whatsoever done by the Tenant in or about the Premises or from transactions of the Tenant concerning the Premises; (c) Tenant's failure to comply with any and all governmental laws, ordinances and regulations applicable to the condition or use of the Premises or its occupancy; or (d) any breach or default on the part of Tenant in the performance or any covenant or agreement on the part of the Tenant to be performed pursuant to this Lease. The provisions of this Article shall survive the termination of this Lease with respect to any claims or liability accruing prior to such termination.

11. INSURANCE.

        11.1 Tenant shall keep in force throughout the Term: (a) a Commercial General Liability insurance policy or policies to protect the Landlord Entities against any liability to the public or to any invitee of Tenant or a Landlord Entity incidental to the use of or resulting from any accident occurring in or upon the Premises with a limit of not less than $1,000,000.00 per occurrence and not less than $2,000,000.00 in the annual aggregate, or such larger amount as Landlord may prudently require from time to time, covering bodily injury and property damage liability and $1,000,000 products/completed operations aggregate; (b) Business Auto Liability covering owned, non-owned and hired vehicles with a limit of not less than $1,000,000 per accident; (c) insurance protecting against liability under Worker's Compensation Laws with limits at least as required by statute; (d) Employers Liability with limits of $500,000 each accident, $500,000 disease policy limit, $500,000 disease-each employee; (e) All Risk or Special Form coverage protecting Tenant against loss of or damage to Tenant's alterations, additions, improvements, carpeting, floor coverings, paneling, decorations, fixtures, inventory and other business personal property situated in or about the Premises to the full replacement value of the property so insured; and,
(f) Business Interruption Insurance with limit of liability representing loss of at least approximately six months of income.

        11.2 Each of the aforesaid policies shall (a) be provided at Tenant's expense; (b) name the Landlord and the building management company, if any, as additional insureds; (c) be issued by an insurance company with a minimum Best's rating of "A:VII" during the Term; and (d) provide that said insurance shall not be cancelled unless thirty (30) days prior written notice (ten days for non-payment of premium) shall have been given to Landlord; and said policy or policies or certificates thereof shall be delivered to Landlord by Tenant upon the Commencement Date and at least thirty (30) days prior to each renewal of said insurance.

        11.3 Whenever Tenant shall undertake any alterations, additions or improvements in, to or about the Premises ("Work") the aforesaid insurance protection must extend to and include injuries to persons and damage to property arising in connection with such Work, without limitation including liability under any applicable structural work act, and such other insurance as Landlord shall require; and the policies of or certificates evidencing such insurance must be delivered to Landlord prior to the commencement of any such Work.

12. WAIVER OF SUBROGATION.

So long as their respective insurers so permit, Tenant and Landlord hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage, All Risks or other insurance now or hereafter existing for the benefit of the respective party but only to the extent of the net insurance proceeds payable under such policies. Each party shall obtain any special endorsements required by their insurer to evidence compliance with the aforementioned waiver.

13. SERVICES AND UTILITIES.

Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler system charges and other utilities and services used on or from the Premises, including without limitation, the cost of any central station signaling system installed in the Premises together with any taxes, penalties, and surcharges or the like pertaining thereto and any maintenance charges for utilities. Any such charges paid by Landlord and assessed against Tenant shall be immediately payable to Landlord on demand and shall be additional rent hereunder. Landlord shall in no event be liable for any interruption or failure of utility services on or to the Premises.

14. HOLDING OVER.

Tenant shall pay Landlord for each day Tenant retains possession of the Premises or part of them after termination of this Lease by lapse of time or otherwise at the rate ("Holdover Rate") which shall be 150% of the greater of: the amount of the Annual Rent for the last period prior to the date of such termination plus all Rent Adjustments under Article 4; If Landlord gives notice to Tenant of Landlord's election to that effect, such holding over shall constitute renewal of this Lease for a period from month to month at the Holdover Rate, but if the Landlord does not so elect, no such renewal shall result notwithstanding acceptance by Landlord of any sums due hereunder after such termination; and instead, a tenancy at sufferance at the Holdover Rate shall be deemed to have been created. In any event, no provision of this Article 14 shall be deemed to waive Landlord's right of reentry or any other right under this Lease or at law.

15. SUBORDINATION.

Provided Landlord delivers a non-disturbance and subordination agreement in terms acceptable to Tenant, this Lease shall be subject and subordinate at all times to ground or underlying leases and to the lien of any mortgages or deeds of trust now or hereafter placed on, against or affecting the Building, Landlord's interest or estate in the Building, or any ground or underlying lease; provided, however, that if the lessor, mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease be superior to any such instrument, then, by notice to Tenant, this Lease shall be deemed superior, whether this Lease was executed before or after said instrument. Notwithstanding the foregoing, Tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination or superiority of this Lease as may be required by Landlord.

16. REENTRY BY LANDLORD

      16.1 Landlord reserves and shall at all times have the right to re-enter the Premises on reasonable notice and at reasonable times except in an emergency to inspect the same, to show said Premises to prospective purchasers, mortgagees or tenants, and to alter, improve or repair the Premises and any portion of the Building, without abatement of rent, and may for that purpose erect, use and maintain scaffolding, pipes, conduits and other necessary structures and open any wall, ceiling or floor in and through the Building and Premises where reasonably required by the character of the work to be performed, provided entrance to the Premises shall not be blocked thereby, and further provided that the business of Tenant shall not be interfered with unreasonably.

      16.2 Tenant hereby waives any claim for damages for any injury or inconvenience to or interference with Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned by any action of the Landlord authorized by this Article 16. Tenant agrees to reimburse Landlord, on demand, as additional rent, for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease.

       16.3 For each of the aforesaid purposes, Landlord shall at all times have and retain a key with which to unlock all of the doors in the Premises, excluding Tenant's vaults and safes or special security areas (designated in advance), and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency to obtain entry to any portion of the Premises. As to any portion to which access can not be had by means of a key or keys in Landlord's possession, Landlord is authorized to gain access by such means as Landlord shall elect and the cost of repairing any damage occurring in doing so shall be borne by Tenant and paid to Landlord as additional rent upon demand.

17. DEFAULT

      17.1 Except as otherwise provided in Article 19, the following events shall be deemed to be Events of Default under this Lease:

           17.1.1 Tenant shall fail to pay when due any sum of money becoming due to be paid to Landlord under this Lease, whether such sum be any installment of the rent reserved by this Lease, any other amount treated as additional rent under this Lease, or any other payment or reimbursement to Landlord required by this Lease, whether or not treated as additional rent under this Lease, and such failure shall continue for a period of five days after written notice that such payment was not made when due, but if any such notice shall be given twice for the twelve month period commencing with the date of such notice, the failure to pay within five days after due any additional sum of money becoming due to be paid to Landlord under this Lease during such period shall be an Event of Default, without notice.

            17.1.2 Tenant shall fail to comply with any term, provision or covenant of this Lease which is not provided for in another Section of this Article and shall not cure such failure within twenty (20) days (forthwith, if the failure involves a hazardous condition) after written notice of such failure to Tenant, provided that if more than twenty (20) days are reasonably required to cure such failure, within such longer period as may reasonably be required for such cure if Tenant commences such cure within such Twenty (20) day period and thereafter diligently prosecute such cure to completion.

            17.1.3 Tenant shall fail to vacate the Premises immediately upon termination of this Lease, by lapse of time or otherwise, or upon termination of Tenant's right to possession only.

            17.1.4 Tenant shall become insolvent, admit in writing its inability to pay its debts generally as they become due, file a petition in bankruptcy or a petition to take advantage of any insolvency statute, make an assignment for the benefit of creditors, make a transfer in fraud of creditors, apply for or consent to the appointment of a receiver of itself or of the whole or any substantial part of its property, or file a petition or answer seeking reorganization or arrangement under the federal bankruptcy laws, as now in effect or hereafter amended, or any other applicable law or statute of the United States or any state thereof.

            17.1.5 A court of competent jurisdiction shall enter an order, judgment or decree adjudicating Tenant bankrupt, or appointing a receiver of Tenant, or of the whole or any substantial part of its property, without the consent of Tenant, or approving a petition filed against Tenant seeking reorganization or arrangement of Tenant under the bankruptcy laws of the United States, as now in effect or hereafter amended, or any state thereof, and such order, judgment or decree shall not be vacated or set aside or stayed within thirty (30) days from the date of entry thereof.

18. REMEDIES.

      18.1 Upon the occurrence of any of such events of default described in Article 18.1 or elsewhere in this Lease, Landlord shall have the following rights and remedies in addition to all other rights or remedies available to Landlord in law or equity:

            18.1.1 The rights and remedies provided by California Civil Code Section 1951.2, including, but not limited to, the right to terminate Tenant's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid rent for the balance of the Term after the time of award exceeds the amount of rental loss for the same period that the Tenant proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;

            18.1.2 The rights and remedies provided by California Civil Code Section 1951.4, that allows Landlord to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due, for so long as Landlord does not terminate Tenant's right to possession; provided, however, if Landlord elects to exercise its remedies described in this subsection and Landlord does not terminate this Lease, and if Tenant requests Landlord's consent to an assignment of this Lease or a sublease of the Premises at such time as Tenant is in default, Landlord shall not unreasonably withhold its consent to such assignment or sublease. Acts of maintenance or preservation, efforts to relet the Premises or the appointment of a receiver upon Landlord's initiative to protect its interest under this Lease shall not constitute a termination of Tenant's right to possession;

            18.1.3 The right to terminate this Lease by giving notice to Tenant in accordance with applicable law;

            18.1.4 The right to enter the Premises and remove therefrom all persons and property, to store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant, and to sell such property and apply the proceeds therefrom pursuant to applicable California law. Landlord may from time to time sublet the Premises or any part thereof for such term or terms (which may extend beyond the Term) and at such rent and such other terms as Landlord in its sole discretion may deem advisable, with the right to make alterations and repairs to the Premises. Upon each such subletting, (i)Tenant shall be immediately liable for payment to Landlord of, in addition to indebtedness other than rent due hereunder, the cost of such subletting and such alterations and repairs incurred by Landlord and the amount, if any, by which the rent for the period of such subletting (to the extent such period does not exceed the Term) exceeds the amount to be paid as rent for the Premises for such period, or (ii) at the option of Landlord, rents received from such subletting shall be applied, first, to payment of any indebtedness other than rent due hereunder from Tenant to Landlord; second, to the payment of any costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same become due hereunder. If Tenant has been credited with any rent to be received by such subletting under clause (i) and such rent shall not be promptly paid to Landlord by the subtenant(s), or if such rentals received from such subletting under clause (ii) during any month are less than those to be paid during that month by Tenant hereunder, Tenant shall pay any such deficiency to Landlord. Such deficiency shall be calculated and paid monthly. No taking of possession of the Premises by Landlord, shall be construed as an election on its part to terminate this Lease unless a written notice of such intention is given to Tenant. Notwithstanding any such subletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; and

            18.1.5 The right to have a receiver appointed for Tenant upon application by Landlord, to take possession of the Premises and to apply any rental collected from the Premises and to exercise all other rights and remedies granted to Landlord as attorney-in-fact for Tenant pursuant to subparagraph 18.1.4.

            18.1.6 For purposes of this Article 18: "worth at the time of award" shall be computed by allowing interest at a per annum rate of ten percent and rent with respect to each month shall be deemed to be a monthly rental arrived at by adding (i) one twelfth of the Annual Rent, plus (ii) an amount equal to the monthly average of all the percentage rental received by or payable to Landlord during the period that Tenant was conducting Tenant's business in the Premises in the manner and to the extent required by this Lease, plus (iii) one twelfth of any items of additional rent paid or payable by Tenant hereunder during the 12 consecutive month period prior to the month in which Tenant's default occurs or one twelfth of the annualized amount of the additional rent paid or payable and the last day of the calendar month prior to the month in which such default occurs, if such default occurs during the first 12 calendar months of the Term).

      18.2 If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies arising under this Lease, Tenant agrees to pay all Landlord's attorney's fees so incurred. Tenant expressly waives any right to: (a) trial by jury; and (b) service of any notice required by any present or future law or ordinance applicable to landlords or tenants but not required by the terms of this Lease.

      18.3 Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies provided in this Lease or any other remedies provided by law (all such remedies being cumulative), nor shall pursuit of any remedy provided in this Lease constitute a forfeiture or waiver of any rent due to Landlord under this Lease or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants contained in this Lease.

      18.4 No act or thing done by Landlord or its agents during the Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of said Premises shall be valid, unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants contained in this Lease shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants contained in this Lease. Landlord's acceptance of the payment of rental or other payments after the occurrence of an Event of Default shall not be construed as a waiver of such Default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord in enforcing one or more of the remedies provided in this Lease upon an Event of Default shall not be deemed or construed to constitute a waiver of such Default or of Landlord's right to enforce any such remedies with respect to such Default or any subsequent Default.

     18.5 To secure the payment of all rentals and other sums of money becoming due from Tenant under this Lease, Landlord shall have and Tenant grants to Landlord a first lien upon the leasehold interest of Tenant under this Lease, which lien may be enforced in equity,

19. TENANT'S BANKRUPTCY OR INSOLVENCY.

      19.1 If at any time and for so long as Tenant shall be subjected to the provisions of the United States Bankruptcy Code or other law of the United States or any state thereof for the protection of debtors as in effect at such time (each a "Debtor's Law"):

            19.1.1 Tenant, Tenant as debtor-in-possession, and any trustee or receiver of Tenant's assets (each a "Tenant's Representative") shall have no greater right to assume or assign this Lease or any interest in this Lease, or to sublease any of the Premises than accorded to Tenant in Article 9, except to the extent Landlord shall be required to permit such assumption, assignment or sublease by the provisions of such Debtor's Law. Without limitation of the generality of the foregoing, any right of any Tenant's Representative to assume or assign this Lease or to sublease any of the Premises shall be subject to the conditions that:

                  19.1.1.1 Such Debtor's Law shall provide to Tenant's Representative a right of assumption of this Lease which Tenant's Representative shall have timely exercised and Tenant's Representative shall have fully cured any default of Tenant under this Lease.

                  19.1.1.2 Tenant's Representative or the proposed assignee, as the case shall be, shall have deposited with Landlord as security for the timely payment of rent an amount equal to the larger of: (a) three months' Rent and other monetary charges accruing under this Lease; and (b) any sum specified in Article 5; and shall have provided Landlord with adequate other assurance of the future performance of the obligations of the Tenant under this Lease. Without limitation, such assurances shall include, at least, in the case of assumption of this Lease, demonstration to the satisfaction of the Landlord that Tenant's Representative has and will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that Tenant's Representative will have sufficient funds to fulfill the obligations of Tenant under this Lease; and, in the case of assignment, submission of current financial statements of the proposed assignee, audited by an independent certified public accountant, reasonably acceptable to Landlord and showing a net worth and working capital in amounts determined by Landlord to be sufficient to assure the future performance by such assignee of all of the Tenant's obligations under this Lease.

                  19.1.1.3 The assumption or any contemplated assignment of this Lease or subleasing any part of the Premises, as shall be the case, will not breach any provision in any other lease, mortgage, financing agreement or other agreement by which Landlord is bound.

                  19.1.1.4 Landlord shall have, or would have had absent the Debtor's law, no right under Article 9 to refuse consent to the proposed assignment or sublease by reason of the identity or nature of the proposed assignee or sublessee or the proposed use of the Premises concerned.

20. QUIET ENJOYMENT.

Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, while paying the rental and performing its other covenants and agreement contained in this Lease, shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord subject to the terms and provisions of this Lease. Landlord shall not be liable for any interference or disturbance by other tenants or third persons, nor shall Tenant be released from any of the obligations of this Lease because of such interference or disturbance.

21.  DAMAGE BY FIRE, ETC.

      21.1 Landlord shall maintain all insurance policies deemed by Landlord to be reasonably necessary or desirable and relating in any manner to the protection, preservation or operation of the Premises, including by not limited to, standard fire and extended coverage insurance covering the Premises in an amount not less than ninety percent (90%) of the replacement cost thereof insuring against the perils of fire and lightning and including extended coverage, or, at Landlord's option, all risk coverage and, if Landlord so elects, earthquake, flood and wind coverages and Tenant shall pay, as additional rent, the cost of such policies upon demand by Landlord. Such insurance shall be for the sole benefit of Landlord and under its sole control. Tenantcy shall not take out separate insurance concurrent in form or contributing in the event of loss with that required to be maintained by Landlord hereunder unless Landlord is included as a loss payee thereon. Tenant shall immediately notify Landlord whenever any such separate insurance is taken out and shall promptly deliver to Landlord the policy or policies of such insurance.

      21.2 In the event the Premises or Building are damaged by fire or other cause and in Landlord's reasonable estimation such damage can be materially restored within Two Hundred Thirty (230) days, Landlord shall forthwith repair the same and this Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate abatement in rent from the date of such damage. Such abatement of rent shall be made pro rata in accordance with the extent to which the damage and the making of such repairs shall interfere with the use and occupancy by Tenant of the Premises from time to time. Within forty-five (45) days from the date of such damage, Landlord shall notify Tenant, in writing, of Landlord's reasonable estimation of the length of time within which materials restoration can be made, and Landlord's determination shall be binding on Tenant. For purposes of this

Lease, the Building or Premises shall be deemed "materially restored" if they are in such condition as would not prevent or materially interfere with Tenant's use of the Premises for the purpose for which it was being used immediately before such damage.

      21.3 If such repairs cannot, in Landlord's reasonable estimation be made within Two Hundred Thirty (230) days, Landlord and Tenant shall each have the option of giving the other, at any time within sixty (60) days after such damage, notice terminating this Lease as of the date of such damage. In the event of the giving of such notice, this Lease shall expire and all interest of the Tenant in the Premises shall terminate as of the date of such damage as if such date had been originally fixed in this Lease for the expiration of the Term. In the event that neither Landlord nor Tenant exercises its option to terminate this Lease, then Landlord shall repair or restore such damage, this Lease continuing in full force and effect, and the rent hereunder shall be proportionately abated as provided in Section 21.2.

      21.4 Landlord shall not be required to repair or replace any damage or loss by or from fire or other cause to any panelings, decorations, partitions, additions, railings, ceilings, floor coverings, office fixtures or any other property or improvements installed on the Premises or belonging to Tenant. Any insurance which may be carried by Landlord or Tenant against loss or damage to the Building or Premises shall be for the sole benefit of the party carrying such insurance and under its sole control.

      21.5 In the event that Landlord should fail to complete such repairs and material restoration within sixty (60) days after the date estimated by Landlord therefor as extended by this Section 21.5, Tenant may at its option and as its sole remedy terminate this Lease by delivering written notice to Landlord, within fifteen (15) days after the expiration of said period of time, whereupon the Lease shall end on the date of such notice or such later date fixed in such notice as if the date of such notice was the date originally fixed in the Lease for the expiration of the Term; provided, however, that if construction is delayed because of changes, deletions, or additions in construction requested by Tenant, strikes, lockouts, casualties, Acts of God, war, material or labor shortages, government regulation or control or other causes beyond the reasonable control of Landlord, the period for restoration, repair or rebuilding shall be extended for the amount of time Landlord is so delayed.

      21.6 Notwithstanding anything to the contrary contained in the Article:
(a) Landlord shall not have any obligation whatsoever to repair, reconstruct, or restore the Premises when the damages resulting from any casualty covered by the provisions of this Article 21 occur during the last twelve (12) months of the Term or any extension thereof, but if Landlord determines not to repair such damages Landlord shall notify Tenant and if such damages shall render any material portion of the Premises untenantable Tenant shall have the right to terminate this Lease by notice to Landlord within fifteen (15) days after receipt of Landlord's notice; and (b) in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises or Building requires that any insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by any such holder, whereupon this Lease shall end on the date of such damage as if the date of such damage were the date originally fixed in this Lease for the expiration of the Term.

      21.7 In the event of any damage or destruction to the Building or Premises by any peril covered by the provision of the Article 21, it shall be Tenant's responsibility to properly secure the Premises and upon notice from Landlord to remove forthwith, at its sole cost and expense, such portion of all of the property belonging to Tenant or its licensees from such portion or all of the Building or Premises as Landlord shall request.

      21.8 The provisions of this Lease, including this Article, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises or the Building and any statute or regulation of the State of California, including without limitation, Sections 1932(2) and 1934(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to the Lease or any damage or destruction to all or any part of the Premises or the Building.

22.  EMINENT DOMAIN.

If all or any substantial part of the Premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, or conveyance in lieu of such appropriation, either party to this Lease shall have the right, at its option, of giving the other, at any time within thirty (30) days after such taking, notice terminating this Lease, except that Tenant may only terminate this Lease by reason of taking or appropriation, if such taking or appropriation shall be so substantial as to materially interfere with Tenant's use and occupancy of the Premises. If neither party to this Lease shall so elect to terminate this Lease, the rental thereafter to be paid shall be adjusted on a fair and equitable basis under the circumstances. In addition to the rights of Landlord above, if any substantial part of the Building shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain or conveyance in lieu thereof, and regardless of whether the Premises or any part thereof are so taken or appropriated, Landlord shall have the right, at its sole option, to terminate this Lease. Landlord shall be entitled to any and all income, rent, award, or any interest whatsoever in or upon any such sum, which may be paid or made in connection with any such public or quasi-public use or purpose, and Tenant hereby assigns to Landlord any interest it may have in or claim to all or any part of such sums, other than any separate award which may be made with respect to Tenant's trade fixtures and moving expenses; Tenant shall made no claim for the value of any unexpired Term.

23.  SALE BY LANDLORD.

In event of a sale or conveyance by Landlord of the Building, the same shall operate to release Landlord from any future liability upon any of the covenants or conditions, expressed or implied, contained in this Lease in favor of Tenant, and in such event Tenant agrees to look solely to the responsibility of the successor in interest of Landlord in and to this Lease. Except as set forth in this Article 23, this Lease shall not be affected by any such sale and Tenant agrees to attorn to the purchaser or assignee. If any security has been given by Tenant to secure the faithful performance of any of the covenants of this Lease, Landlord may transfer or deliver said security, as such, to Landlord's successor in interest and thereupon Landlord shall be discharged from any further liability with regard to said security.

24.  ESTOPPEL CERTIFICATES.

Within ten (10) days following any written request which Landlord may make from time to time, Tenant shall execute and deliver to Landlord or mortgagee or prospective mortgagee a sworn statement certifying: (a) the date of commencement of this Lease; (b) the fact that this Lease is unmodified and in full force and effect (or, if there have been modifications to this Lease, that this Lease is in full force and effect, as modified, and stating the date and nature of such modifications); (c) the date to which the rent and other sums payable under this Lease have been paid; (d) the fact that there are no current defaults under this Lease by either Landlord or Tenant except as specified in Tenant's statement; and (e) such other matters as may be requested by Landlord. Landlord and Tenant intend that any statement delivered pursuant to this Article 24 may be relied upon by any mortgagee, beneficiary or purchaser and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any material misstatement contained in such estoppel certificate. Tenant irrevocably agrees that if Tenant fails to execute and deliver such certificate within such ten (10) day period Landlord or Landlord's beneficiary or agent may execute and deliver such certificate on Tenant's behalf, and that such certificate shall be fully binding on Tenant.

25.  SURRENDER OF PREMISES.

      25.1 Prior to the end of Term of the Lease, Landlord shall arrange to meet Tenant for a joint inspection of the Premises. In the event of Tenant's failure to participate in such inspection to be held prior to vacating the Premises, Landlord's inspection at or after Tenant's vacating the Premises shall be conclusively deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

      25.2 At the end of the Term or any renewal of the Term or other sooner termination of this Lease, Tenant will peaceably deliver up to Landlord possession of the Premises, together with all improvements or additions upon or belonging to the same, by whomsoever made, in the same conditions received or first installed, broom clean and free of all debris, excepting only ordinary wear and tear and damage by fire or other casualty. Tenant may, and at Landlord's request shall, at Tenant's sole cost, remove upon termination of this Lease, any and all furniture, furnishings, movable partitions of less than full height from floor to ceiling, trade fixtures and other property installed by Tenant, title to which shall not be in or pass automatically to Landlord upon such termination, repairing all damage caused by such removal. Property not so removed shall, unless requested to be removed, be deemed abandoned by the Tenant and title to the same shall thereupon pass to Landlord under this Lease as by a bill of sale. All other alterations, additions and improvements in, on or to the Premises shall be dealt with and disposed of as provided in Article 6.

      25.3 All obligations of Tenant under this Lease not fully performed as of the expiration or earlier termination of the Term shall survive the expiration or earlier termination of the Term. In the event that Tenant's failure to perform prevents Landlord from releasing the Premises, Tenant shall continue to pay rent pursuant to the provisions of Article 14 until such performance is complete. Upon the expiration or earlier termination of the Term, Tenant shall pay to Landlord the amount, as reasonably estimated by Landlord, necessary to repair and restore the Premises, as provided in this Lease and/or to discharge Tenant's obligation for unpaid amounts due or to become due to Landlord. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant, with Tenant being liable for any additional costs upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied. Any otherwise unused Security Deposit shall be credited against the amount payable by Tenant under this Lease.

26.  NOTICES.

Any notice or document required or permitted to be delivered under this Lease shall be addressed to the intended recipient, shall be transmitted personally, by fully prepaid registered or certified United States Mail return receipt requested, or by reputable independent contract delivery service furnishing a written record of attempted or actual delivery, and shall be deemed to be delivered when tendered for delivery to the addressee at its address set forth on the Reference Page, or at such other address as it has then last specified by written notice delivered in accordance with this Article 26, or if to Tenant at either its aforesaid address or its last known registered office or home of a general partner or individual owner, whether or not actually accepted or received by the addressee.

27.  TAXES PAYABLE BY TENANT.

In addition to rent and other charges to be paid by Tenant under this Lease, Tenant shall reimburse to Landlord, upon demand, any and all taxes payable by Landlord (other than net income taxes) whether or not now customary or within the contemplation of the parties to this Lease: (a) upon, allocable to, or measured by or on the gross or net rent payable under this Lease, including without limitation any gross income tax or excise tax levied by the State, any political subdivision thereof, or the Federal Government with respect to the receipt of such rent; (b) upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy of the Premises or any portion thereof, including any sales, use or service tax imposed as a result thereof; (c) upon or measured by the Tenant's gross receipts or payroll or the value of Tenant's equipment, furniture, fixtures and other personal property of Tenant or leasehold improvements, alterations or additions located in the Premises; or (d) upon this transaction or any document to which Tenant is a party creating or transferring any interest of Tenant in this Lease or the Premises. In addition to the foregoing, Tenant agrees to pay, before delinquency, any and all taxes levied or assessed against Tenant and which become payable during the term hereof upon Tenant's equipment, furniture, fixtures and other personal property of Tenant located in the Premises.

28.  DEFINED TERMS AND HEADINGS.

The Article headings shown in this Lease are for convenience of reference and shall in no way define, increase, limit or describe the scope or intent of any provision of this Lease. Any indemnification or insurance of Landlord shall apply to and inure to the benefit of all the following "Landlord Entities", being Landlord, Landlord's investment manager, and the trustees, boards of directors, officers, general partners, beneficiaries, stockholders, employees and agents of each of them. Any option granted to Landlord shall also include or be exercisable by Landlord's trustee, beneficiary, agents and employees, as the case may be. In any case where this Lease is signed by more than one person, the obligations under the Lease shall be joint and several. The terms "Tenant" and "Landlord" or any pronoun used in place thereof shall indicate and include the masculine or feminine, the singular or plural number, individuals, firms or corporations, and each of their respective successors, executors, administrators and permitted assigns, according to the context hereof. The term "rentable area" shall mean the rentable area of the Premises of the Building as calculated by the Landlord on the basis of the plans and specifications of the Building including a proportionate share of any common areas. Tenant hereby accepts and agrees to be bound by the figures for the rentable square footage of the Premises and Tenant's Proportionate Share shown on the Reference Page.

29.  TENANT'S AUTHORITY.

If Tenant signs as a corporation each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has been and is qualified to do business in the state in which the Building is located, that the corporation has full right and authority to enter into this Lease, and that all persons signing on behalf of the corporation were authorized to do so by appropriate corporate actions. If Tenant signs as a partnership, trust or other legal entity, each of the persons executing this Lease on behalf of Tenant represents and warrants that Tenant has complied with all applicable laws, rules, and governmental regulations relative to its right to do business in the state and that such entity on behalf of the Tenant was authorized to do so by any and all appropriate partnership, trust or other actions. Tenant agrees to furnish promptly upon request a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of Tenant to enter into this Lease.

30.  COMMISSIONS.

Each of the parties represents and warrants to the other that it has not dealt with any broker or finder in connection with this Lease, except as described on the Reference Page.

31.  TIME AND APPLICABLE LAW.

Time is of the essence of this Lease and all of its provisions. This Lease shall in all respects be governed by the laws of the state in which the Building is located.

32.  SUCCESSORS AND ASSIGNS.

Subject to the provisions of Article 9, the terms, covenants and conditions contained in this Lease shall be binding upon and inure to the benefit of the heirs, successors, executors, administrators and assigns of the parties to this Lease.

33.  ENTIRE AGREEMENTS.

This Lease, together with its exhibits, contains all agreements of the parties to this Lease and supersedes any previous negotiations. There have been no representations made by the Landlord or understandings made between the parties others than those set forth in this Lease and its exhibits. This Lease may not be modified except by a written instrument duly executed by the parties to this Lease.

34.  EXAMINATION NOT OPTION.

Submission of this Lease shall not be deemed to be a reservation of the Premises. Landlord shall not be bound by this Lease until it has received a copy of this Lease duly executed by Tenant and has delivered to Tenant a copy of this Lease duly executed by Landlord, and until such delivery Landlord reserves to right to exhibit and lease the Premises to other prospective tenants. Notwithstanding anything contained in this Lease to the contrary, Landlord may withhold delivery of possession of the Premises from Tenant until such time as Tenant has paid to Landlord any security deposit required by Article 5, the first month's rent as set forth in Article 3 and any sum owed pursuant to this Lease.

35.    RECORDATION.

Tenant shall not record or register this Lease or a short form memorandum hereof without the prior written consent of Landlord, and then shall pay all charges and taxes incident such recording or registration.

36.  AUTHORIZATION OF FINANCIAL INFORMATION.

Tenant hereby authorizes Landlord to verify past and present business and employment earning records, bank accounts, stock holdings, and any other asset balances Landlord deems necessary to verify Tenant's financial and credit situation. Tenant further authorizes Landlord to order a consumer credit report and to verify other credit information, including past and present loans, extensions of credit, and landlord references. This authorization includes the reverification of any of the information that the Landlord shall be originally authorized to obtain and verify and such information may by obtained and verified by Landlord's agents and/or affiliates and any investors and/or assigns.

37.  LANDLORD'S CONSENT.

Notwithstanding any provision of this Lease, or any present or future statute, law, rule or ordinance, to the contrary, Landlord and Tenant hereby expressly agree that if a court of competent jurisdiction determines that Landlord unreasonably withheld consent to a proposed sublease, assignment or other transfer by Tenant, then Tenant's sole and exclusive remedy for such breach by Landlord shall be limited to electing either to (i) consummate such proposed assignment, sublease or other transfer, subject to the other provisions of this Lease, of (ii) keep the Lease in full force and effect without consummating such assignment, sublease or other transfer, and Tenant hereby expressly waives in all events the right to recover any monetary damages of whatever kind for such breach. If a court determines that Landlord unreasonably withheld consent to the proposed transfer, Landlord shall pay Tenant's reasonable attorneys' fees related to such proceeding; if the court determined that Landlord acted reasonably in denying such consent, Tenant shall by Landlord's reasonable attorneys' fees related to such proceeding.

38.  TENANT'S PROPORTIONATE SHARE.

Notwithstanding anything to the contrary, Landlord will maintain and repair the roof and landscaping subject to Tenant's reimbursement of such cost as part of the Project Common Area Expense (CAM Project). Tenant's proportionate share is defined as follows: (i) with respect to CAM Project which also includes insurance, landscaping and water, the percentage obtained by dividing the number of square feet in the premises (65,519) by the total number of leasable square feet of the property (65,519), which is 100.00% and (ii) with respect to taxes, the building is separately parceled and Tenant's share is 100.00%

39.  SCHEDULE OF RENTS.

Rent for the period January 1, 2000 through December 31, 2000 shall be $39,311.00 per month.
Rent for the period January 1, 2001 through December 31, 2001 shall be $40,884.00 per month.
Rent for the period January 1, 2002 through December 31, 2002 shall be $42,519.00 per month.
Rent for the period January 1, 2003 through December 31, 2003 shall be $44,220.00 per month.
Rent for the period January 1, 2004 through December 31, 2004 shall be $45,989.00 per month.

40.  LIMITATION OF LANDLORD'S LIABILITY.

Redress for any claim against Landlord under this Lease shall be limited to and enforceable only against and to the extent of Landlord's interest in the Building. The obligations of Landlord under this Lease are not intended to and shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, its investment manager, the general partners thereof, or any beneficiaries, stockholders, employees, or agents of Landlord or the investment manager.

LANDLORD: Gateway Pacific              TENANT:     OBAGI Medical Products, Inc.,
          Properties, Inc.
          a California corporation                 a California corporation

BY:       RREEF MANAGEMENT COMPANY,
          a Delaware corporation       By:       /s/ Phillip J. Rose
                                                 ------------------------------
                                       Name:     Phillip J. rose
                                                 ------------------------------
                                       Title:    President and CEO
                                                 ------------------------------
By:       /s/ Michael Kent             Dated:    11-15-99
          ----------------------                 ------------------------------
Name:     Michael Kent
Title:    Regional Manager
                                       By:       /s/ Joseph W. Sortais
                                                 ------------------------------
Dated:    11/18/99                     Name:     Joseph W. Sortais
          ----------------------                 ------------------------------
                                       Title:    Vice President and CFO
                                                 ------------------------------
Address:  1630 South Sunkist Street    Dated:    11/17/99
          Suite A                                ------------------------------
          Anaheim, CA  92806
Telephone:(714) 634-4664               Address:  310 Golden Shore
Facsimile:(714) 634-2680                         ------------------------------
                                                 Long Beach, CA  90802
                                                 ------------------------------
                                       Phone:    562-628-1007
                                                 ------------------------------
                                       Facsimile:
                                                 ------------------------------

                                       EXHIBIT "A"


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant, for the Premises commonly known as 625 Alaska Avenue, Torrance, California.


                                       PREMISES

Exhibit A is intended only to show the general layout of the Premises with respect to the Project as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to scale; any measurements or distances shown should be taken as approximate.




                                         [MAP]



ALASKA BUILDING




                                    EXHIBIT "A"
                                  page one of one

                                      EXHIBIT "A-1"


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant, for the Premises commonly known as 625 Alaska Avenue, Torrance, California.


                                       PREMISES

Exhibit A-1 is intended only to show the general layout of the Premises as of the beginning of the Term of this Lease. It does not in any way supersede any of Landlord's rights set forth in Section 17.2 with respect to arrangements and/or locations of public parts of the Building and changes in such arrangements and/or locations. It is not to scale; any measurements or distances shown should be taken as approximate.


          FLOOR PLAN


                                       [MAP]





                                   EXHIBIT "A-1"
                                  page one of one

                                  EXHIBIT "B"

attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.

                              INITIAL ALTERATIONS

Tenant hereby accepts the demised Premises in an "as-is" condition. Landlord shall ensure that all mechanical equipment, including electrical, plumbing, heating, ventilating and air conditioning systems, are in good operating order at the time of occupancy by Tenant.







                                   EXHIBIT "B"
                                  page one of one

                                      EXHIBIT "C"


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, by and between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord, and OBAGI Medical Products, Inc., a California corporation, as Tenant.

                                 RULES AND REGULATIONS

1. No sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside or inside of the Building without the prior written consent of the Landlord. Landlord shall have the right to remove, at Tenant's expense and without notice, any sign installed or displayed in violation of this rule. All approved signs or lettering on doors and walls shall be printed, painted, affixed or inscribed at the expense of Tenant by a person or vendor chosen by Landlord. In addition, Landlord reserves the right to change from time to time the format of the signs or lettering and to require previously approved signs or lettering to be appropriately altered.

2. If Landlord objects in writing to any curtains, blinds, shades or screens attached to or hung in or used in connection with any window or door of the Premises, Tenant shall immediately discontinue such use. No awning shall be permitted on any part of the Premises. Tenant shall not place anything or allow anything to be placed against or near any glass partitions or doors or windows which may appear unsightly, in the opinion of Landlord, from outside the Premises.

3. No birds, fish or animals shall be brought into or kept in or about the Building, with the exception of a cat.

4. Tenant shall not obstruct any sidewalks, halls, passages, exits, entrances, elevators, escalators or stairways of the Building. The halls, passages, exits, entrances, elevators and stairways are not for the general public, and Landlord shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Landlord would be prejudicial to the safety, character, reputation and interests of the Building and its tenants provided that nothing herein contained shall be construed to prevent such access to persons with whom any tenant normally deals in the ordinary course of its business, unless such persons are engaged in illegal activities. No tenant and no employee or invitee or any tenant shall go upon the roof of the Building.

5. The directory of the Building will be provided exclusively for the display of the name and location of tenants only and Landlord reserves the right to exclude any other names therefrom.

6. Landlord will furnish Tenant free of charge with two keys to each door lock in the Premises. Landlord may make a reasonable charge for any additional keys. Tenant shall not make or have made additional keys, and Tenant shall not alter any lock or install a new or additional lock or bolt on any door of its Premises. Tenant, upon the termination of its tenancy, shall deliver to Landlord the keys of all doors which have been furnished to Tenant, and in the event of loss of any keys so furnished, shall pay Landlord therefor.

7. Tenant shall not at any time park or permit the parking of Tenant's vehicles, or the vehicles of others, adjacent to loading areas or so as to interfere in any way with the use of such areas. Tenant shall not park or permit to be parked any inoperative vehicles or equipment on any portion of the parking or loading areas. Tenant agrees not to overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of parking facilities. Landlord reserves the right in its absolute discretion to determine whether parking facilities are becoming crowded and, in such event, to allocate and assign parking spaces among Tenant and other tenants. The parking ratio is 1:1.

8. If Tenant requires telegraphic, telephonic, burglar alarm or similar services, it shall first obtain, and comply with, Landlord's instructions in their installation.

9. Tenant shall not place a load upon any floor which exceeds the load per square foot which such floor was designed to carry and which is allowed by law. Landlord shall have the right to prescribe the weight, size and position of all equipment, materials, furniture or other property brought into the Building. Heavy objects shall, stand on such platforms as determined by Landlord to be necessary to properly distribute the weight. Business machines and mechanical equipment belonging to Tenant which cause noise or vibration that may be transmitted to the structure of the Building or to any space therein to such a degree as to be objectionable to Landlord or to any tenants shall be placed and maintained by Tenant, at Tenant's expense, on vibration eliminators or other devices sufficient to eliminate noise or vibration. The persons employed to move such equipment in or out of the Building must be acceptable to Landlord. Landlord will not be responsible for loss of, or damage to, any such equipment or other property from any cause, and all damage done to the Building by maintaining or moving such equipment or other property shall be repaired at the expense of Tenant.





                                    EXHIBIT "C"
                                  page one of two

                                  EXHIBIT "C"
                                  (Continued)


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, by and between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord, and OBAGI Medical Products, Inc., a California corporation, as Tenant.


                              RULES AND REGULATIONS


10. Tenant shall close and lock the doors of its Premises and entirely shut off all water faucets or other water apparatus and electricity, gas or air outlets before Tenant and its employees leave the Premises. Tenant shall be responsible for any damage or injuries sustained by other tenants or occupants of the Building or by Landlord for noncompliance with this rule.

11. The toilet rooms, toilets, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose employees or invitees, shall have caused it.

12. Tenant shall not install any radio or television antenna, loudspeaker or other device on the roof or exterior walls of the Building. Tenant shall not interfere with radio or television broadcasting or reception from or in the Building or elsewhere.

13. Except as approved by Landlord or where otherwise provided in the Lease, Tenant shall not mark, drive nails, screw or drill into the partitions, woodwork or plaster or in any way deface the premises. Tenant shall not cut or bore holes for wires. Tenant shall not affix any floor covering to the floor of the Premises in any manner except as approved by Landlord. Tenant shall repair any damage resulting from noncompliance with this rule.

14. Tenant may install, maintain and operate upon the Premises a vending machine.

15.   Tenant shall store all its trash and garbage within its Premises.
Tenant shall not place into any trash box or receptacle any material which cannot be disposed of in the ordinary and customary manner of trash and garbage disposal. All garbage and refuse disposal shall be made in accordance with directions issued from time to time by Landlord.

16. No cooking shall be done or permitted by any Tenant on the Premises, except that use by the Tenant of Underwriters' Laboratory approved equipment for brewing coffee, tea, hot chocolate and similar beverages, including a microwave oven, shall be permitted, provided that such equipment and use is in accordance with all applicable federal, state and city laws, codes, ordinances, rules and regulations.

17. Tenant shall not use any space or in the public halls or the Building any hand trucks except those equipped with the rubber tires and side guards or such other material-handling equipment as Landlord may approve. Tenant shall not bring any other vehicles of any kind into the Building.

18. Tenant shall not use the name of the Building in connection with or in promoting or advertising the business of Tenant except as Tenant's address.

19. The requirements of Tenant will be attended to only upon appropriate application to the office of the Building by an authorized individual. Employees of Landlord shall not perform any work or do anything outside of their regular duties unless under special instructions from Landlord, and no employee of Landlord will admit any person (Tenant or otherwise) to any space without specific instructions from Landlord.

20. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenant or tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor or any other tenant or tenants, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Building.

21. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms, covenants, agreements and conditions of any lease of premises in the Building.

22. Landlord reserves the right to make such other and reasonable rules and regulations as in its judgement may from time to time be needed for safety and security, for care and cleanliness of the Building and for the preservation of good order therein. Tenant agrees to abide by all such rules and regulations hereinabove stated and any additional rules and regulations which are adopted.

23. Tenant shall be responsible for the observance of all of the foregoing rules by Tenant's employees, agents, clients, customers, invitees and guests.


                                  EXHIBIT "C"
                                page two of two

                                  EXHIBIT "D"


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.


                                SIGN SPECIFICATIONS

1. The intent of this sign criteria is to provide the guidelines necessary to achieve a visually coordinated, balanced and appealing signage environment at the above mentioned project for the mutual benefit of all Tenants, and to comply with the regulations of the city of Carson.

2. Performance of this sign criteria shall be rigorously enforced and any unapproved or non conforming signs shall be removed by the Tenant or his sign contractor at the Tenant's expense, upon demand by the Landlord.

3. Exceptions to these standards shall be reviewed by the Landlord, however, based on field experience, deviations generally result in serious inequities between Tenants. Accordingly, the Landlord retains full right of approval of any sign used in the center.

4. All signs are subject to prior written approval by the Landlord and the City of Torrance.

5. Each Tenant shall submit to Landlord for written approval, two (2) copies of a detailed shop drawing of his proposed sign, indicating conformance to the Sign Specifications herein outlined. Send to: RREEF Management Company, 1630 S. Sunkist Street, Suite A, Anaheim, CA 92806.

6. The Tenant, or his sign contractor, shall submit a sign drawing approved by the Landlord to the City of Carson for approval and permits prior to start of any sign construction.

7. The Tenant, or his sign contractor, is responsible for obtaining all necessary building permits from the City of Carson prior to manufacture.

8. Maintenance of signs is the Tenant's responsibility. Should the Tenant fail to maintain or repair his sign within 30 days of notice by Landlord, the Landlord reserves the right to order needed repairs at Tenant's expense.

9. All signs, lettering, etc. shall be done by a licensed and insured professional sign contractor.

10. Upon termination of lease, the Tenant shall be responsible for the removal of all signs and restoration of the fascia as needed and shall pay for same.

11. Any Tenant sign left after thirty (30) days of Tenant's vacating premises shall be considered abandoned and shall become property of the Landlord, unless previous written arrangements have been agreed to by Landlord and Tenant.

12. All signs and their installation must comply with all local and applicable city codes.




                                      EXHIBIT "D"
                                    page one of one

                                  EXHIBIT "E"


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.


                        HAZARDOUS WASTE MATERIALS RIDER

(a) Tenant agrees that Tenant, its agents and contractors, licensees, or invitees shall not handle, use, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively "Hazardous Materials") on, under, or about the Premises, without Landlord's prior written consent (which consent shall not be unreasonably withheld as long as Tenant demonstrates and documents to Landlord's reasonable satisfaction (i) that such Hazardous Materials (A) are necessary or useful to Tenant's business; and (B) will be used, kept, and stored in compliance with all laws relating to any Hazardous Materials so brought or used or kept in or about the Premises; and (ii) that Tenant will give all required notices concerning the presence in or on the Premises or the release of such Hazardous Materials from the Premises) provided that Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises or the environment.

(b) Tenant further agrees that Tenant will not permit any substance suspected of causing cancer or reproductive toxicity to come into contact with groundwater under the Premises. Any such substance coming into contact with groundwater shall be considered a Hazardous Material for purposes of this Rider.

(c) (i) Notwithstanding the provisions of Paragraph (a), Tenant may handle, store, and use Hazardous Materials, limited to the types, amounts, and use identified in the Hazardous Materials Exhibit attached hereto. If no Hazardous Materials Exhibit is attached to this Lease, then this Paragraph
(c) shall be of no force and effect. Tenant hereby certifies to Landlord that the information provided by Tenant pursuant to this Paragraph is true, correct, and complete. Tenant covenants to comply with the use restrictions shown on the attached Hazardous Materials Exhibit. Tenant's business and operations, and more especially its handling, storage, use and disposal of Hazardous Materials shall at all times comply with all applicable laws pertaining to Hazardous Materials. Tenant shall secure and abide by all permits necessary for Tenant's operations on the Premises. Tenant shall give or post all notices required by all applicable laws pertaining to Hazardous Materials. If Tenant shall at any time fail to comply with this Paragraph, Tenant shall immediately notify Landlord in writing of such noncompliance;
(ii) Tenant shall provide Landlord with copies of any Material Safety Data Sheets (as required by the Occupational Safety and Health Act) relating to any Hazardous Materials to be used, kept, or stored at or on the Premises, at least 30 days prior to the first use, placement, or storage of such Hazardous Material on the Premises. Landlord shall have 10 days following delivery of such Material Safety Data Sheets to approve or forbid, in its sole discretion subject to the limitation contained in Paragraph (a) above, such use, placement, or storage of a Hazardous Material on the Premises; (iii) Tenant shall not store hazardous wastes on the premises for more than 90 days; "hazardous waste" has the meaning given it by the Resource Conservation and Recovery Act of 1976, as amended. Tenant shall not install any underground or above ground storage tanks on the Premises. Tenant shall not dispose of any Hazardous Material or solid waste on the Premises. In performing any alterations of the Premises permitted by the Lease, Tenant shall not install any Hazardous Material in the Premises without the specific consent of Landlord attached as an exhibit to this Rider; (iv) Any increase in the premiums for necessary insurance on the Property which arises from Tenant's use and/or storage of Hazardous Materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any Federal, State or local governmental agency with jurisdiction.

(d) If Landlord, in its sole discretion, believes that the Premises or the environment have become contaminated with Hazardous Materials that must be removed under the laws of the state where the Premises are located, in breach of the provisions of this Lease, Landlord, in addition to its other rights under this Lease, may enter upon the Premises and obtain samples from the Premises, including without limitation the soil and groundwater under the Premises, for the purposes of analyzing the same to determine whether and to what extent the Premises or the environment have become so contaminated. Tenant shall reimburse Landlord for the costs of any inspection, sampling and analysis that discloses contamination for which Tenant is liable under the terms of this Rider. Tenant may not perform any sampling, testing, or drilling to locate any Hazardous Materials on the Premises without Landlord's prior written consent.




                                EXHIBIT "E"
                            page one of three

                                EXHIBIT "E"
                                (Continued)


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.

(e) Without limiting the above, Tenant shall reimburse, defend, indemnify and hold Landlord harmless from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation, loss of rental income, loss due to business interruption, and attorneys fees and costs, arising out of or in any way connected with the use, manufacture, storage, or disposal of Hazardous Materials by Tenant, its agents or contractors on, under or about the Premises including, without limitation, the costs of any required or necessary investigation, repair, cleanup or detoxification and the preparation of any closure or other required plans in connection herewith, whether voluntary or compelled by governmental authority. The indemnity obligations of Tenant under this clause shall survive any termination of the Lease. At Landlord's option, Tenant shall perform any required or necessary investigation, repair, cleanup, or detoxification of the Premises. In such case, Landlord shall have the right, in its sole discretion, to approve all plans, consultants, and cleanup standards. Tenant shall provide Landlord on a timely basis with (i) copies of all documents, reports, and communications with governmental authorities; and
(ii) notice and an opportunity to attend all meetings with regulatory authorities. Tenant shall comply with all notice requirements and Landlord and Tenant agree to cooperate with governmental authorities seeking access to the Premises for purposes of sampling or inspection. No disturbance of Tenant's use of the Premises resulting from activities conducted pursuant to this Paragraph shall constitute an actual or constructive eviction of Tenant from the Premises. In the event that such cleanup extends beyond the termination of the Lease, Tenant's obligation to pay rent (including additional rent and percentage rent, if any) shall continue until such cleanup is completed and any certificate of clearance or similar document has been delivered to Landlord. Rent during such holdover period shall be at market rent; if the parties are unable to agree upon the amount of such market rent, then Landlord shall have the option of (a) increasing the rent for the period of such holdover based upon the increase in the cost-of-living from the third month preceding the commencement date to the third month preceding the start of the holdover period, using such indices and assumptions and calculations as Landlord in its sole reasonable judgment shall determine are necessary; or (b) having Landlord and Tenant each appoint a qualified MAI appraiser doing business in the area; in turn, these two independent MAI appraisers shall appoint a third MAI appraiser and the majority shall decide upon the fair market rental for Premises as of the expiration of the then current term. Landlord and Tenant shall equally share in the expense of this appraisal except that in the event the rent is found to be within fifteen percent of the original rate quoted by Landlord, then
Tenant shall bear the full cost of all the appraisal process. In no event shall the rent be subject to determination or modification by any person, entity, court, or authority other than as set forth expressly herein, and in no event shall the rent for any holdover period be less that the rent due in the preceding period.

(f) Notwithstanding anything set forth in this Lease, Tenant shall only be responsible for contamination of Hazardous Materials or any cleanup resulting directly therefrom, resulting directly from matters occurring or Hazardous Materials deposited by Tenant, its agents or contractors (other than by contractors, agents or representatives controlled by Landlord) during the Lease term, and any other period of time during which Tenant is in actual or constructive occupancy of the Premises. Tenant shall take reasonable precautions to prevent the contamination of the Premise with Hazardous Materials by third parties.

(g) It shall not be unreasonable for Landlord to withhold its consent to any proposed Assignment or Sublease if (i) the proposed Assignee's or SubTenant's anticipated use of the premises involves the generation, storage, use, treatment or disposal of Hazardous Materials; (ii) the proposed Assignee or SubTenant has been required by any prior Landlord, lender, or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such Assignee's or SubTenant's actions or use of the property in question; or (iii) the proposed Assignee or SubTenant is subject to an enforcement order issued by any governmental authority in connection with the use, disposal, or storage of hazardous material.

(h) Any of Tenant's insurance insuring against claims of the type dealt with in this Rider shall be considered primary coverage for claims against the Property arising out of or under this paragraph.

(i) In the event of (i) any transfer of Tenant's interest under this Lease; or (ii) the termination of this Lease, by lapse of time or otherwise, Tenant shall be solely responsible for compliance with any and all then effective federal, state or local laws concerning (i) the physical condition of the Premises, Building, or Property; or (ii) the presence of hazardous or toxic materials in or on the Premises, Building, or Property (for example, the New Jersey Environmental Cleanup Responsibility Act, the Illinois Responsible Property Transfer Act, or similar applicable state laws), including but not limited to any reporting or filing requirements imposed by such laws. Tenant's duty to pay rent, additional rent, and percentage rent shall continue until the obligations imposed by such laws are satisfied in full and any certificate of clearance or similar document has been delivered to Landlord.




                                 EXHIBIT "E"
                              page two of three

                                 EXHIBIT "E"
                                  (Continued)


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.



(j) Notwithstanding the provisions of this Rider, if Tenant desires to handle and store hazardous cargo in the Premises, Tenant shall provide Landlord seven (7) business days prior written notice of the nature and amount of such cargo, and the time such cargo will be, or is expected to be, stored. Tenant shall have no right to handle or store the hazardous cargo if Landlord objects by written notice to Tenant within seven (7) days of Landlord's receipt of Tenant's request to handle and store hazardous cargo. Tenant shall adhere to all laws and all provisions of this Rider with respect to the handling and storage of any hazardous cargo permitted by Landlord."


(k) All consents given by Landlord pursuant to this Rider shall be in writing and shall be attached as amendments to this Rider. If such consents are not attached to this Rider, then such consents will be deemed withheld. Tenant agrees that Tenant, its agents and contractors, licensees, or invitees, shall not handle, use, manufacture, store or dispose of any flammables, explosives, radioactive materials, hazardous wastes or materials, toxic wastes or materials, or other similar substances, petroleum products or derivatives (collectively, "Hazardous Materials") on, under, or about the Premises, without Landlord's prior written consent (which consent may be given or withheld in Landlord's sole discretion), provided that Tenant may handle, store, use or dispose of products containing small quantities of Hazardous Materials, which products are of a type customarily found in offices and households (such as aerosol cans containing insecticides, toner for copies, paints, paint remover, and the like), provided further that Tenant shall handle, store, use and dispose of any such Hazardous Materials in a safe and lawful manner and shall not allow such Hazardous Materials to contaminate the Premises or the environment.









                            EXHIBIT "E"

                         page three of three

                                 EXHIBIT "F"

attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.


                           CONTINUING LEASE GUARANTEE
                                    (Corporate)


Whereas OBAGI Medical Products, Inc., a California corporation organized under the laws of the State of California ("Lessee") is (a) engaged in business as a corporate affiliate of the undersigned. Because of our intercorporate or business relations, or by reason of any of the foregoing, it will be in our direct interest in advantage to assist Lessee in securing a lease. Therefore, in consideration of making of the Lease agreement by and between GATEWAY PACIFIC PROPERTIES, INC., a California corporation as Lessor, and OBAGI Medical Products, Inc., a California corporation as Lessee, dated June 30, 1999 for the premises commonly described as 625 Alaska Avenue, Torrance, California (hereinafter referred to as the "Lease") and for the purpose of inducing Lessor to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Lessee under the Lease ("Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Lessee's part to be performed ("Guaranteed Obligations") and the undersigned further promises to pay all of Lessor's costs and expenses (including reasonable attorney's fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this guarantee.

1. Lessor may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this guaranty:

     a. grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

     b. grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

     c. modify or amend the Lease or any term thereof, or any obligation of Lessee arising thereunder (other than an extension of the Term of the Lease);

     d. consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Lessee or the Lessee's assigns or sublessees or a change or different use of the leased premises;

     e.  accept other guarantors; and/or

     f.  release any person primarily or secondarily liable.

The liability of the undersigned under this guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or any security therefore. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Lessor, at any time, to resort for payment to Lessee or any other guaranty or to any security or other rights and remedies, and Lessor shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.

2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment or Guaranteed Obligation.

3. The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

4. The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Lessee under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.




                                  EXHIBIT "F"
                                page one of four


                                   EXHIBIT "F"

                                    EXHIBIT "F"
                                    (Continued)


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999 between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.


5. This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the undersigned under this guaranty are fulfilled.


6. This guaranty shall also bind the successors and assigns of the undersigned and inure to the benefit of Lessor, its successors and assigns. This guaranty shall be construed according to the laws of California, in which state it shall be performed by the undersigned. The remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.


7. If this guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligations of the several guarantors shall be joint and several.


8. The Lessor and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However, if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guarantee shall continue in full force and affect and the invalid provisions shall be construed as if it were not contained herein.


IN WITNESS WHEREOF, the undersigned has caused this guaranty to be executed by its duly authorized officers this 10 day of November, 1999.



                                MANDARIN PARTNERS, LLC
                                a Delaware limited liability company




                                BY:       Peter Tong
                                   ------------------------------

                                NAME: /s/ Peter Tong
                                     ----------------------------
                                       Peter P. Tong
                                TITLE: President

                                DATED: 11-10-99
                                     ----------------------------







                                 EXHIBIT "F"
                               page two of four

                                    EXHIBIT "F"

attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.


                             CONTINUING LEASE GUARANTEE
                                    (Corporate)

Whereas OBAGI Medical Products, Inc., a California corporation organized under the laws of the State of California ("Lessee") is (a) engaged in business as a corporate affiliate of the undersigned. Because of our intercorporate or business relations, or by reason of any of the foregoing, it will be in our direct interest in advantage to assist Lessee in securing a lease. Therefore, in consideration of making of the Lease agreement by and between GATEWAY PACIFIC PROPERTIES, INC., a California corporation as Lessor, and OBAGI Medical Products, Inc., a California corporation as Lessee, dated June 30, 1999 for the premises commonly described as 625 Alaska Avenue, Torrance, California (hereinafter referred to as the "Lease") and for the purpose of inducing Lessor to enter into and make the Lease, the undersigned hereby unconditionally guarantees the full and prompt payment of rent and all other sums required to be paid by Lessee under the Lease ("Guaranteed Payments") and the full and faithful performance of all terms, conditions, covenants, obligations and agreements contained in the Lease on the Lessee's part to be performed ("Guaranteed Obligations") and the undersigned further promises to pay all of Lessor's costs and expenses (including reasonable attorney's fees) incurred in endeavoring to collect the Guaranteed Payments or to enforce the Guaranteed Obligations or incurred in enforcing this guarantee.


1. Lessor may at any time and from time to time, without notice to the undersigned, take any or all of the following actions without affecting or impairing the liability and obligations of the undersigned on this guaranty:

     a. grant an extension or extensions of time of payment of any Guaranteed Payment or time for performance of any Guaranteed Obligation;

     b. grant an indulgence or indulgences in any Guaranteed Payment or in the performance of any Guaranteed Obligation;

     c. modify or amend the Lease or any term thereof, or any obligation of Lessee arising thereunder (other than an extension of the Term of the Lease);

     d. consent to any assignment or assignments, sublease or subleases and successive assignments or subleases by Lessee or the Lessee's assigns or sublessees or a change or different use of the leased premises;

     e.  accept other guarantors; and/or

     f.  release any person primarily or secondarily liable.


The liability of the undersigned under this guaranty shall in no way be affected or impaired by any failure or delay in enforcing any Guaranteed Payment or Guaranteed Obligation or this guaranty or any security therefor or in exercising any right or power in respect thereto, or by any compromise, waiver, settlement, change, subordination, modification or disposition of any Guaranteed Payment or Guaranteed Obligation or any security therefore. In order to hold the undersigned liable hereunder, there shall be no obligation on the part of Lessor, at any time, to resort for payment to Lessee or any other guaranty or to any security or other rights and remedies, and Lessor shall have the right to enforce this guaranty irrespective of whether or not other proceedings or steps are pending or being taken seeking resort to or realization upon or from any of the foregoing.


2. The undersigned waives all diligence in collection or in protection of any security, presentment, protest, demand, notice of dishonor or default, notice of acceptance of this guaranty, notice of any extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this guaranty or any Guaranteed Payment or Guaranteed Obligation.

3. The undersigned hereby acknowledges full and complete notice and knowledge of all of the terms, conditions, covenants, obligations and agreements of the Lease.

4. The payment by the undersigned of any amount pursuant to this guaranty shall not in any way entitle the undersigned to any right, title or interest (whether by subrogation or otherwise) of the Lessee under the Lease or to any security being held for any Guaranteed Payment or Guaranteed Obligation.





                                  EXHIBIT "F"
                              page three of four

                                     EXHIBIT "F"
                                     (Continued)

attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999 between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.

5. This guaranty shall be continuing, absolute and unconditional and remain in full force and effect until all Guaranteed Payments are made, all Guaranteed Obligations are performed, and all obligations of the undersigned under this guaranty are fulfilled.

6. This guaranty shall also bind the successors and assigns of the undersigned and inure to the benefit of Lessor, its successors and assigns. This guaranty shall be construed according to the laws of California, in which state it shall be performed by the undersigned. The remainder of this guaranty shall continue in full force and effect and the invalid provision shall be construed as if it were not contained herein.

7. If this guaranty is executed by more than one person, all singular nouns and verbs herein relating to the undersigned shall include the plural number and the obligations of the several guarantors shall be joint and several.

8. The Lessor and the undersigned intend and believe that each provision of this guaranty comports with all applicable law. However, if any provision of this guaranty is found by a court to be invalid for any reason, the parties intend that the remainder of this guarantee shall continue in full force and affect and the invalid provisions shall be construed as if it were not contained herein.


IN WITNESS WHEREOF, the undersigned has caused this guaranty to be executed by its duly authorized officers this 15 day of November, 1999.

                     MANDARIN PARTNERS, LLC
                     a Delaware limited liability company



                     BY:      Ian Walker
                             -----------------
                     NAME:   /s/ Ian G. Walker
                             -----------------
                              Ian G. Walker
                     TITLE:   Vice President
                     DATE:    11/15/99
                             -----------------







                                    EXHIBIT "F"
                                  page four of four

                                    ADDENDUM 1


attached to and made a part of the Lease bearing the Lease Reference Date of June 30, 1999, between GATEWAY PACIFIC PROPERTIES, INC., a California corporation, as Landlord and OBAGI Medical Products, Inc., a California corporation, as Tenant.

1. ASSIGNMENT AND SUBLETTING: Reference is made to Article 9 of this Lease page 5, 9.8:

     Notwithstanding the foregoing provisions of this Article to the contrary, Tenant shall be permitted to assign this Lease, or sublet all or a portion of the Premises, to an Affiliate of Tenant without the prior consent of Landlord, if all the following conditions are first satisfied: (a) Tenant shall not then be in default under this Lease; (b) a fully executed copy of such assignment of sublease, the assumption of this Lease by the assignee or acceptance of the sublease by the sublessee, and such other information regarding the assignment or sublease as Landlord may reasonably request shall have been delivered to Landlord; (c) the Premises shall continue to be operated solely for the use specified in the Reference Page or other use acceptable to Landlord in its sole discretion; and (d) Tenant shall pay all costs reasonably incurred by Landlord in connection with such assignment or subletting, including without limitation, attorneys' fees.

Tenant acknowledges (and, at Landlord's request, at the time of such assignment or subletting shall confirm) that in each instance Tenant shall remain liable for performance of the terms and conditions of the Lease despite such assignment or subletting. As used herein, the term "Affiliate" shall mean any entity which (i) directly or indirectly controls Tenant or
(ii) is under the direct or indirect control of Tenant or (iii) is under common direct or indirect control with Tenant. Control shall mean ownership of fifty-one percent (51%) or more of the voting securities or rights of the controlled entity.







                                     ADDENDUM 1
                                   page one of one

                                 CONSENT TO SUBLEASE

      The undersigned, as Landlord under that certain Lease dated June 30, 1999, as more fully set forth in the attached Sublease Agreement (the
"Lease"), hereby consents to the foregoing Sublease between OBAGI Medical Products, Inc., a California corporation ("Sublessor") and UNITED STATES MANUFACTURING COMPANY, LLC, a Delaware limited liability company ("Sublessee").

      This consent is given upon the expressed following conditions:

1. Sublessor shall continue to remain primarily liable for the payment of all amounts of rental and other sums and performance of all covenants required of Sublessor under the Lease.

2. There shall be no modifications or amendments of the Sublease Agreement without the prior written consent of Landlord.

3. Consent by Landlord to this subletting shall not include consent to the assignment or transferring of any lease renewal option rights or space option rights, special privileges or extra services granted to Sublessor by the Lease, or addendum or amendment hereto or letter of agreement (and such options, right, privileges or services shall terminate upon such assignment or transfer).

4. In the event of any default under the terms and provisions of the Lease, Landlord shall have the right to collect the rental attributable to the Sublease Premises directly from Sublessee without waiving any of Landlord's rights against Sublessor as a result of such default.

5. Consent to the sublease is without waiver of restrictions concerning future subleases or extensions of the foregoing sublease.

6. Sublessor shall pay Landlord the sum of $0.00 to defray Landlord's costs in approving this subletting.

7. Landlord shall not be liable for, and Sublessor hereby indemnifies and holds Landlord harmless from, any commission payable associated with the sublease agreement.

8. In the event of any conflict between the terms and provisions of the Lease and the aforementioned sublease, the terms and provisions of the Lease shall control.

9. Redress for any claims against Landlord under the Lease or this Consent shall only be made against Landlord to the extent of Landlord's interest in the property of which the Premises are a part. The obligations of Landlord under the Lease and this Consent shall not be personally binding on, nor shall any resort be had to the private properties of, any of its trustees or board of directors and officers, as the case may be, the general partners thereof or any beneficiaries, stockholders, employees or agents of Landlord, or its investment manager.


LANDLORD:                                  SUBLESSOR:

GATEWAY PACIFIC PROPERTIES, INC.,          OBAGI Medical Products, Inc.,
a California corporation                   a California corporation
and RREEF Management Company
a Delaware corporation

By: /s/ Michael Kent                    By: /s/ Phillip J. Rose
     --------------------                    --------------------
        Michael Kent                            Phillip J. Rose
Title:  Regional Manager                Title:  President and CEO

Date:   11/18/99                        Date:   11/15/99
     --------------                          -------------

                                        By: /s/ Joseph W. Sortais
                                             --------------------
                                                Joseph W. Sortais
                                        Title:  Vice President and CFO

                                        Date:   11/17/99
                                             -------------

                                        SUBLESSEE:

                                        UNITED STATES MANUFACTURING
                                        COMPANY, LLC,
                                        a Delaware limited liability company

                                        By: /s/ Ian G. Walker
                                             -------------------
                                                Ian G. Walker
                                        Title:  Secretary

                                        Date:   11/18/99
                                             -------------